PLANET BEACH FRANCHISING CORPORATION

SUBSCRIPTION AGREEMENT

Gentlemen:

The Investor named below, by payment of the purchase price for shares of Common Stock of Planet Beach Franchising Corporation (the “Company”), by the delivery of a check payable to the Company, hereby subscribes for the purchase of the number of shares of Common Stock of the Company indicated below, at a purchase of $0.50 per share as set forth in the Prospectus.

By such payment, the named Investor further acknowledges receipt of the Prospectus and this Subscription Agreement, the terms of which govern the investment in the shares of Common Stock of the Company being subscribed for hereby.

The named Investor further confirms that either Stephen Smith, Richard Juka or Nancy Price (collectively, the “Company Officers”) solicited him/her/it to purchase the shares of Common Stock of the Company and that no other person participated in such solicitation other than the Company Officers.

A.  INVESTMENT:

(1)	Number of Shares ___________________________

(2)	Total Contribution ($0.50/Share) $________

Date of Investor's check  __________

B.  REGISTRATION:

(3)	Registered owner: ________________________

Co-Owner (if applicable): ___________________

(4)	Mailing address: _________________________

City, State & zip: _________________________

(5)	Residence Address (if different from above): Address: ___________________________________ City, State and Zip: ___________________________

(6)	Birth Date: ______/______/______

(7)	Employee or Affiliate: Yes ______ No ______

(8)	Social Security: #: ______/______/______

U.S. Citizen [ ]          Other [ ]

Co-Owner Social Security:  #: ______/______/______

U.S. Citizen [ ]          Other [ ]

Corporate or Custodial:

Taxpayer ID #: ______/______/______

U.S. Citizen [ ]          Other [ ]

(9)	Telephone (H) ( ) _____________________

(10)	Facsimile: ____________________________

(11)	E-mail: _______________________________

C.  OWNERSHIP

[ ] Individual Ownership       [ ] IRA or Keogh

[ ] Joint Tenants with Rights of Survivorship

[ ] Trust/Date Trust Established_______________

[ ] Pension/Trust (S.E.P.)

[ ] Tenants in Common          [ ] Tenants by the Entirety

[ ] Corporate Ownership        [ ] Partnership

[ ] Other_____________________

D.  SIGNATURES

Registered Owner:  ___________________________

Co-Owner:          ___________________________

Print Name of Custodian or Trustee: ______________________

Authorized Signature: _____________________________

Date: _____________________

Signature: ___________________________________

MAIL TO:

Planet Beach Franchising Corporation
Attn: Richard Juka - Subscription Agreement
5145 Taravella Road
Marrero, Louisiana 70072
Tel No: (504) 361-5550

____________________________________________________________________
FOR OFFICE USE ONLY:

Date Received: ________________________________________________

Date Accepted/Rejected: ________________________________________

Subscriber's Check Amount: _______________________

Check No. ___________________ Date Check ________________

Deposited ________________________________